NET REVENUE	12 Months Ended
Nov. 30, 2021
NET REVENUE
NET REVENUE

16.  NET REVENUE

Accounting Policy

The Company generates revenue primarily from toll processing and co-packing services, product sales, and analytical testing services. The Company uses the following five-step contract-based analysis of transactions to determine if, when and how much revenue can be recognized:

1.	Identify the contract with a customer;
2.	Identify the performance obligation(s) in the contract;
3.	Determine the transaction price;
4.	Allocate the transaction price to the performance obligation(s) in the contract; and,
5.	Recognize revenue when or as the Company satisfies the performance obligation(s).

Toll processing and co-packing services are recognized over a period of time as performance obligations are completed. The Company recognizes revenue according to the percentage of completion of the service provided.

Product sales are recognized when the Company satisfies the performance obligations and transfers control over the goods to the customer. Revenue is recorded at the estimated amount of consideration to which the Company expects to be entitled.

The Company recognizes revenue related to bill and hold arrangements when the customer has the contractual right and ability to direct the use of and obtain substantially all of the remaining benefits from the product, prior to shipment. In such instances the inventory is segregated and available for delivery at the customer’s direction.

16.  NET REVENUE - continued

Some customers of the Company are also suppliers of raw inputs used in production of the Company’s own products or the production of products for other customers. In such instances revenue is recognized on a gross or net basis based on the revenue recognition criteria.

For certain sales of white label goods in which the Company collaborates with a royalty partner, the Company records gross revenue as principal as it controls the goods before those goods are transferred to a customer.

Analytical testing services are recognized when the Company satisfies the performance obligations and testing results are provided to the customer. Revenue is recorded at the estimated amount of consideration to which the Company expects to be entitled.

Effective October 17, 2018, Canada Revenue Agency (“CRA”) began levying an excise tax on the sale of medical and consumer cannabis products. The Company becomes liable for these excise duties when cannabis products are delivered to the customer. The excise taxes payable is the higher of (i) a flat-rate duty which is imposed when a cannabis product is packaged, and (ii) ad valorem duty that is imposed when a cannabis product is delivered to the customer. Effective May 1, 2019, excise tax calculated on edible cannabis products, cannabis extracts and cannabis topicals will prospectively be calculated as a flat rate based on the quantity of total tetrahydrocannabinol (THC) contained in the final product. There were no changes in the legislation in calculating excise taxes for fresh cannabis, dried cannabis, seeds, and plants. Where the excise tax has been billed to customers, the Company has reflected the excise tax as part of revenue in accordance with IFRS 15 Revenue from contracts with customers.

Explanatory information

Net revenue is disaggregated by revenue stream and timing of revenue recognition.

	2021	2020
	$	$
Toll processing and co-packing	4,658	27,281
Product sales	71,422	54,674
Analytical testing	1,600	1,684
Other revenue	495	139
	78,175	83,778

Products transferred at a point in time	73,517	56,497
Products/services transferred over time	4,658	27,281
	78,175	83,778